UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2023

WEWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39419	85-1144904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 East 49th Street, 3rd Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(646) 389-3922

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock	WE WS	The New York Stock Exchange
Class A Common Stock Purchase Rights	—	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As described in Item 5.02 of this Current Report on Form 8-K, on June 23, 2023, Deven Parekh notified WeWork Inc. (the “Company”) of his resignation from the Company’s Board of Directors (the “Board”), effective immediately. As a result of Mr. Parekh’s resignation, on June 29, 2023, the Company notified the New York Stock Exchange (“NYSE”) that, as of June 23, 2023, the Company was no longer in compliance with Section 303A.01 of the NYSE Listed Company Manual, which requires that the majority of the directors comprising the Board be independent. The Company intends to cure this deficiency as promptly as practicable, and Daniel Hurwitz (Chairman of the Board) continues to lead a committee composed of entirely independent directors to search for additional independent directors.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On June 23, 2023, Mr. Parekh notified the Company of his resignation from the Board, effective immediately. Mr. Parekh’s resignation is not the result of any disagreement with the Company with respect to any matter relating to the Company’s operations, policies or practices. Mr. Parekh occupied a seat on the Board pursuant to Insight Partners’ designation under the Amended and Restated Stockholders Agreement, dated as of May 5, 2023, by and among the Company, SVF Endurance (Cayman) Limited, SVF II WW Holdings (Cayman) Limited and Benchmark Capital Partners VII (AIV), L.P. (the “Stockholders Agreement”). The Board and the Nominating and Corporate Governance Committee of the Board intend to consider any new individual designated for consideration by Insight Partners as required under the Stockholders Agreement. Mr. Parekh served as chair of the Compensation Committee of the Board until his resignation. Mr. Hurwitz continues to lead a committee composed of entirely independent directors to search for additional independent directors as well as a permanent Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEWORK INC.

	By:	/s/ Pamela Swidler
Date: June 29, 2023	Name:	Pamela Swidler
	Title:	Chief Legal Officer